UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2018

Verastem, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35403	27-3269467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Kendrick Street, Suite 500, Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 292-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 26, 2018, Verastem, Inc. (the “Company”) drew an additional advance of $10.0 million under its loan and security agreement (the “Loan Agreement”), dated March 31, 2017, between the Company and Hercules Capital, Inc. (“Hercules”) as amended by the first amendment dated January 4, 2018 (the “First Amendment”) and the second amendment dated March 6, 2018 (the “Second Amendment” and together with the Loan Agreement and First Amendment, the “Amended Loan Agreement”).

Pursuant to the terms of the Amended Loan Agreement, the Company must pay interest only on each advance until May 1, 2019.  Thereafter, amortization payments will be payable monthly in twenty installments of principal and interest. Upon and during the continuance of any one or more events of default, Hercules may accelerate and demand payment of all of the secured obligations under the Amended Loan Agreement. Events of default include failure to make payment under the Amended Loan Agreement, certain breaches or defaults by the Company of its obligations under the Amended Loan Agreement, circumstances that would reasonably be expected to have a material adverse effect, materially false or misleading representations or warranties made by the Company, certain events of insolvency of the Company and judgments against the Company.

Additional details regarding the Amended Loan Agreement are contained in the Company’s Annual Report on Form 10-K (the “10-K”) and the Company’s subsequent Quarterly Reports on Form 10-Q (the “10-Qs”) and are incorporated herein by reference. The descriptions of the Amended Loan Agreement contained in the 10-K, the 10-Qs and herein are qualified in their entirety by reference to the complete text of the Loan Agreement, the First Amendment and Second Amendment, including the exhibits thereto, copies of which are filed as Exhibits 10.26, 10.27 and 10.28 to the 10-K filed with the SEC on March 13, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASTEM, INC.

Date: June 28, 2018	By:	/s/ Dan Paterson
Dan Paterson
Chief Operating Officer